Exhibit 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

 Available; AF/JF JUNE; conforming; No 20yr; '; '; '; settling in June; Group 3
================================================================================

Pool Summary                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Conforming                                       628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Adjusted Balance: $104,299,275.82
Data as of Date: 2004-06-01
GROSS WAC: 6.2839%
NET WAC: 6.011%
% SF/PUD: 79.72%
% FULL/ALT: 15.59%
% CASHOUT: 37.73%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 74.87%
% FICO > 679: 70.24%
% NO FICO: 0.08%
WA FICO: 705
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 8.62%
CALIFORNIA %: 14.98%
Latest Maturity Date: 20340601
Loans with Prepay Penalties: 8.62%

Product Type                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
30 YR FXD                                        628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                22       $863,258.00     0.83%
$50,000.01 - $100,000.00                         123      9,342,283.00     8.96
$100,000.01 - $150,000.00                        173     21,865,597.00    20.96
$150,000.01 - $200,000.00                        109     19,094,180.00    18.31
$200,000.01 - $250,000.00                         97     21,624,907.00    20.73
$250,000.01 - $300,000.00                         64     17,410,266.00    16.69
$300,000.01 - $350,000.00                         30      9,470,445.00     9.08
$350,000.01 - $400,000.00                          3      1,101,208.00     1.06
$400,000.01 - $450,000.00                          1        441,000.00     0.42
$450,000.01 - $500,000.00                          4      1,951,600.00     1.87
$500,000.01 - $550,000.00                          1        520,000.00     0.50
$600,000.01 - $650,000.00                          1        614,531.00     0.59
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: $19,600.00
Maximum: $619,650.00
Average: $167,013.76

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                23       $912,156.00     0.87%
$50,000.01 - $100,000.00                         123      9,393,062.00     9.01
$100,000.01 - $150,000.00                        173     21,909,654.00    21.01
$150,000.01 - $200,000.00                        109     19,147,920.00    18.36
$200,000.01 - $250,000.00                         97     21,656,506.00    20.76
$250,000.01 - $300,000.00                         65     17,710,106.00    16.98
$300,000.01 - $350,000.00                         28      8,941,533.00     8.57
$350,000.01 - $400,000.00                          3      1,101,208.00     1.06
$400,000.01 - $450,000.00                          1        441,000.00     0.42
$450,000.01 - $500,000.00                          4      1,951,600.00     1.87
$500,000.01 - $550,000.00                          1        520,000.00     0.50
$600,000.01 - $650,000.00                          1        614,531.00     0.59
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Gross Rate                                     COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.001% - 6.250%                                  364    $61,027,577.00    58.51%
6.251% - 6.500%                                  264     43,271,699.00    41.49
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 6.100%
Maximum: 6.500%
Weighted Average: 6.284%

Net Rate                                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
5.751% - 6.000%                                  401    $66,889,685.00    64.13%
6.001% - 6.250%                                  227     37,409,591.00    35.87
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 5.845%
Maximum: 6.180%
Weighted Average: 6.011%

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
241 - 300                                          1       $107,693.00     0.10%
360 - 360                                        627    104,191,582.00    99.90
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 300
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
241 - 300                                          1       $107,693.00     0.10%
301 - 359                                        620    102,638,277.00    98.41
360 - 360                                          7      1,553,306.00     1.49
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 297
Maximum: 360
Weighted Average: 356

Seasoning                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0                                               7     $1,553,306.00     1.49%
1 - 1                                             64      7,759,612.00     7.44
2 - 2                                            119     19,649,373.00    18.84
3 - 3                                            209     35,110,530.00    33.66
4 - 4                                            135     22,372,770.00    21.45
5 - 5                                             57     10,531,290.00    10.10
6 - 6                                             14      2,844,167.00     2.73
7 - 12                                            18      3,314,956.00     3.18
13 - 24                                            3        557,280.00     0.53
25 - 36                                            2        605,993.00     0.58
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 32
Weighted Average: 3


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 4, 2004 19:32                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

 Available; AF/JF JUNE; conforming; No 20yr; '; '; '; settling in June; Group 3
================================================================================

FICO Scores                                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0 - 0                                              1        $78,300.00     0.08%
570 - 579                                          1         89,736.00     0.09
580 - 589                                          5        527,217.00     0.51
590 - 599                                          5        794,095.00     0.76
600 - 609                                          8        871,090.00     0.84
610 - 619                                          8      1,138,362.00     1.09
620 - 629                                         28      4,457,554.00     4.27
630 - 639                                         16      2,654,692.00     2.55
640 - 649                                         19      3,346,683.00     3.21
650 - 659                                         28      3,921,454.00     3.76
660 - 669                                         38      5,989,314.00     5.74
670 - 679                                         42      7,167,686.00     6.87
680 - 689                                         61     10,391,929.00     9.96
690 - 699                                         30      5,316,345.00     5.10
700 - 709                                         64     10,785,670.00    10.34
710 - 719                                         38      6,264,243.00     6.01
720 - 729                                         36      6,822,602.00     6.54
730 - 739                                         42      6,899,795.00     6.62
740 - 749                                         27      4,815,738.00     4.62
750 - 759                                         39      7,243,173.00     6.94
760 - 769                                         27      4,159,338.00     3.99
770 - 779                                         30      5,449,153.00     5.22
780 - 789                                         16      2,786,350.00     2.67
790 - 799                                         11      1,409,233.00     1.35
800 - 809                                          7        879,599.00     0.84
810 - 819                                          1         39,924.00     0.04
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 814
Weighted Average: 705

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  2       $269,181.00     0.26%
20.001% - 25.000%                                  5        542,816.00     0.52
25.001% - 30.000%                                  4        544,028.00     0.52
30.001% - 35.000%                                  4        673,971.00     0.65
35.001% - 40.000%                                  8      1,253,991.00     1.20
40.001% - 45.000%                                 13      1,899,168.00     1.82
45.001% - 50.000%                                 14      2,580,474.00     2.47
50.001% - 55.000%                                 21      3,930,949.00     3.77
55.001% - 60.000%                                 23      3,932,462.00     3.77
60.001% - 65.000%                                 34      6,144,865.00     5.89
65.001% - 70.000%                                 50      7,887,921.00     7.56
70.001% - 75.000%                                 82     16,124,885.00    15.46
75.001% - 80.000%                                199     35,830,741.00    34.35
80.001% - 85.000%                                 13      1,923,065.00     1.84
85.001% - 90.000%                                 66      9,931,403.00     9.52
90.001% - 95.000%                                 30      4,435,253.00     4.25
95.001% - 100.000%                                60      6,394,102.00     6.13
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 15.20%
Maximum: 100.00%
Weighted Average: 74.87%

Combined Loan To Value Ratio                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  2       $269,181.00     0.26%
20.001% - 25.000%                                  5        542,816.00     0.52
25.001% - 30.000%                                  4        544,028.00     0.52
30.001% - 35.000%                                  4        673,971.00     0.65
35.001% - 40.000%                                  8      1,253,991.00     1.20
40.001% - 45.000%                                 13      1,899,168.00     1.82
45.001% - 50.000%                                 13      2,430,760.00     2.33
50.001% - 55.000%                                 21      3,930,949.00     3.77
55.001% - 60.000%                                 24      4,082,176.00     3.91
60.001% - 65.000%                                 32      5,660,087.00     5.43
65.001% - 70.000%                                 46      6,919,690.00     6.63
70.001% - 75.000%                                 79     15,480,296.00    14.84
75.001% - 80.000%                                160     29,638,117.00    28.42
80.001% - 85.000%                                 17      2,855,788.00     2.74
85.001% - 90.000%                                 75     11,837,477.00    11.35
90.001% - 95.000%                                 33      5,065,516.00     4.86
95.001% - 100.000%                                92     11,215,265.00    10.75
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 15.20%
Maximum: 100.00%
Weighted Average: 76.33%

DTI                                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0.000%                                        366    $61,960,247.00    59.41%
6.001% - 11.000%                                   1        208,993.00     0.20
11.001% - 16.000%                                  2        468,098.00     0.45
16.001% - 21.000%                                  7        911,161.00     0.87
21.001% - 26.000%                                 12      1,718,114.00     1.65
26.001% - 31.000%                                 34      4,989,483.00     4.78
31.001% - 36.000%                                 46      7,456,261.00     7.15
36.001% - 41.000%                                 51      9,446,263.00     9.06
41.001% - 46.000%                                 51      8,451,240.00     8.10
46.001% - 51.000%                                 28      4,091,888.00     3.92
51.001% - 56.000%                                 16      2,215,572.00     2.12
56.001% - 61.000%                                  6      1,114,380.00     1.07
61.001% - 66.000%                                  7      1,040,229.00     1.00
76.001% - 81.000%                                  1        227,348.00     0.22
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0.000%
Maximum: 79.100%
Weighted Average: 39.145%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                                Jun 4, 2004 19:32                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

 Available; AF/JF JUNE; conforming; No 20yr; '; '; '; settling in June; Group 3
================================================================================

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
CA                                                79    $15,627,601.00    14.98%
FL                                                75     11,593,185.00    11.12
NY                                                55     11,263,013.00    10.80
NJ                                                23      4,654,444.00     4.46
AZ                                                29      4,411,007.00     4.23
TX                                                36      4,362,140.00     4.18
IL                                                24      4,143,692.00     3.97
MD                                                18      3,842,362.00     3.68
VA                                                22      3,576,619.00     3.43
PA                                                31      3,480,841.00     3.34
MA                                                14      3,467,740.00     3.32
HI                                                 9      3,215,004.00     3.08
CT                                                16      2,583,615.00     2.48
MN                                                17      2,354,393.00     2.26
ME                                                11      2,076,625.00     1.99
NC                                                14      1,931,658.00     1.85
GA                                                13      1,883,473.00     1.81
NV                                                10      1,790,003.00     1.72
NH                                                10      1,748,903.00     1.68
OR                                                 8      1,576,785.00     1.51
NM                                                 9      1,437,168.00     1.38
MI                                                 8      1,340,759.00     1.29
OH                                                11      1,129,197.00     1.08
WA                                                 6      1,026,258.00     0.98
ID                                                 8        993,800.00     0.95
SC                                                 6        891,822.00     0.86
MO                                                 9        851,239.00     0.82
DC                                                 4        684,438.00     0.66
CO                                                 4        647,747.00     0.62
IA                                                 6        585,874.00     0.56
UT                                                 3        544,819.00     0.52
AL                                                 4        541,016.00     0.52
WY                                                 2        429,443.00     0.41
AR                                                 3        427,167.00     0.41
SD                                                 2        426,107.00     0.41
OK                                                 4        363,494.00     0.35
KS                                                 4        326,017.00     0.31
LA                                                 3        279,056.00     0.27
NE                                                 3        270,018.00     0.26
VT                                                 2        262,633.00     0.25
TN                                                 3        250,439.00     0.24
KY                                                 2        242,565.00     0.23
IN                                                 2        237,882.00     0.23
MS                                                 2        205,629.00     0.20
MT                                                 1        117,000.00     0.11
ND                                                 1        109,900.00     0.11
AK                                                 1         64,941.00     0.06
WI                                                 1         29,745.00     0.03
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

North-South CA                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
States Not CA                                    549    $88,671,674.00    85.02%
South CA                                          61     12,029,123.00    11.53
North CA                                          18      3,598,478.00     3.45
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
60025                                              3       $685,383.00     0.66%
02135                                              2        642,276.00     0.62
96753                                              1        614,531.00     0.59
90731                                              2        596,441.00     0.57
11208                                              2        559,136.00     0.54
Other                                            618    101,201,509.00    97.03
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Purchase                                         344    $52,452,595.00    50.29%
Cash Out Refi                                    208     39,354,042.00    37.73
Rate & Term Refi                                  74     11,909,409.00    11.42
Cash Out Debt Consolidation                        2        583,230.00     0.56
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Cashout Indicator                              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No                                               418    $64,362,004.00    61.71%
Yes                                              210     39,937,272.00    38.29
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No Income No Asset                               165    $28,439,831.00    27.27%
No Doc                                           112     19,419,344.00    18.62
Full                                             105     15,393,853.00    14.76
Stated Income Full Asset                          63     11,809,312.00    11.32
DL                                                75      8,594,750.00     8.24
No Income Verified                                33      5,778,558.00     5.54
No Ratio                                          19      4,027,749.00     3.86
Asset Only                                        16      2,642,172.00     2.53
Stated Doc                                        13      2,290,482.00     2.20
Employment Verification Only                       6      1,120,629.00     1.07
Limited Income Full Asset                          3        948,450.00     0.91
Alternate                                          5        869,862.00     0.83
Easy Doc                                           4        856,380.00     0.82
Reduced                                            3        708,661.00     0.68
1 Paystub/Assets Verified                          3        656,625.00     0.63
Lite Doc                                           2        483,000.00     0.46
Income Only                                        1        259,617.00     0.25
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Single Family                                    421    $67,814,752.00    65.02%
Pud                                               88     15,067,647.00    14.45
Two Family                                        32      7,680,341.00     7.36
Condomimium                                       24      3,488,505.00     3.34
Low Rise Condo (2-4 floors)                       25      3,310,530.00     3.17
Three Family                                      11      2,639,306.00     2.53
Four Family                                        7      1,683,041.00     1.61
High Rise Condo (gt 8 floors)                      9      1,588,597.00     1.52
Coop                                               8        766,044.00     0.73
Single Family Attached                             3        260,513.00     0.25
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Owner Occupied                                   547    $93,348,406.00    89.50%
Second Home                                       42      6,358,424.00     6.10
Investor Occupied                                 39      4,592,446.00     4.40
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Prepayment Penalty (Months)                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0.000                                            576    $95,312,803.00    91.38%
7.000                                              1        217,000.00     0.21
12.000                                            10      1,734,566.00     1.66
36.000                                             4        781,147.00     0.75
60.000                                            37      6,253,759.00     6.00
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
wa Term: 4.081


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 4, 2004 19:32                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

 Available; AF/JF JUNE; conforming; No 20yr; '; '; '; settling in June; Group 3
================================================================================

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Not a Balloon Loan                               627   $104,029,538.00    99.74%
                                                   1        269,738.00     0.26
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Lien Position                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1                                                628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
AMIC                                               1       $203,726.00     0.20%
Amerin                                             4        581,009.00     0.56
Assumed PMI Coverage                               2        135,893.00     0.13
GEMICO                                            16      2,104,605.00     2.02
MGIC                                              20      3,447,351.00     3.31
PMI Mortgage Insurance                            28      3,914,591.00     3.75
Radian Guaranty                                    9      1,738,845.00     1.67
Republic Mortgage Insurance                        8      1,157,738.00     1.11
United Guaranty                                   81      9,400,066.00     9.01
LTV <=80                                         459     81,615,453.00    78.25
--------------------------------------------   -----   ---------------   ------
Total:                                           628   $104,299,276.00   100.00%
--------------------------------------------   -----   ---------------   ------
% LTV > 80 NO MI: 0.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 4, 2004 19:32                    Page 4 of 4